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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               January 24, 1995
________________________________________________________________________________




                           GFC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-11011                       86-0695381
________________________________________________________________________________
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)




DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                    85077
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   _____________________________
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Item 5.  Other Events.


         GFC Financial Corporation announced on January 24, 1995 revenues, net income and selected financial data and ratios for the fourth quarter and year-ended December 31, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                              Title
                 _________________         __________________________________________
                         28                Press Release of GFC Financial Corporation
                                           dated January 24, 1995





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          GFC FINANCIAL CORPORATION

                                 (Registrant)



Dated:  January 24, 1995 By               /s/  Bruno A. Marszowski
                           ____________________________________________________
                               Bruno A. Marszowski, Senior Vice President,
                               Chief Financial Officer and Controller
                               Principal Financial Officer/Authorized Officer





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